                                                                       EX. 99.15

                                                     FREE WRITING PROSPECTUS FOR

GRAPHIC OMITTED                                             OWNIT, SERIES 2006-1

--------------------------------------------------------------------------------



                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS

                          $[708,717,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-1





               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SPONSOR


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR


                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR


                            LITTON LOAN SERVICING LP
                                    SERVICER



                                JANUARY 10, 2006


--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR

GRAPHIC OMITTED                                             OWNIT, SERIES 2006-1

--------------------------------------------------------------------------------



                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.


MORTGAGE LOAN CHARACTERISTICS
LOAN WITH SILENT SECONDS
Aggregate Outstanding Principal Balance              $540,117,616
Aggregate Original Principal Balance                 $540,346,354
Number of Mortgage Loans                                 2,172

                                           MINIMUM      MAXIMUM         AVERAGE (1)
                                         ----------  ------------  --------------------

Original Principal Balance               $   52,500  $    995,000  $            248,778
Outstanding Principal Balance            $   52,500  $    995,000  $            248,673

                                           MINIMUM      MAXIMUM    WEIGHTED AVERAGE (2)
                                         ----------  ------------  --------------------
Original Term (mos)                          360          360               360
Stated remaining Term (mos)                  354          359               358
Loan Age (mos)                                1            6                 2
Current Interest Rate                       5.000%       9.250%            6.422%
Initial Interest Rate Cap(4)                3.000%       3.000%            3.000%
Periodic Rate Cap(4)                        1.000%       1.000%            1.000%
Gross Margin(4)                             4.000%       8.250%            5.443%
Maximum Mortgage Rate(4)                   11.000%      15.250%           12.400%
Minimum Mortgage Rate(4)                    5.000%       9.250%            6.398%
Months to Roll(4)                            18           83                25
Original Loan-to-Value                      62.07%       90.00%            78.63%
Credit Score (3)                             525          813               677
                                          EARLIEST      LATEST

                                         ----------  ------------
Maturity Date                            07/01/2035   12/01/2035

                     PERCENT OF                               PERCENT OF
LIEN POSITION      MORTGAGE POOL  YEAR OF ORIGINATION       MORTGAGE POOL
                   -------------  ------------------------  -------------


1st Lien                  100.00% 2005                             100.00%
2nd Lien                    0.00%
                                  LOAN PURPOSE
OCCUPANCY                         Purchase                          87.15%
Primary                    99.90% Refinance -- Rate/Term             0.95%
Second Home                 0.05% Refinance -- Cashout              11.90%
Investment                  0.05%
                                  PROPERTY TYPE
LOAN TYPE                         Single Family                     72.15%
Fixed Rate                  4.36% Planned Unit Development          18.39%
ARM                        95.64% Condominium                        8.10%
                                  Two- to Four-Family                1.36%
AMORTIZATION TYPE
Fully Amortizing           14.38%
Interest Only              91.82%
Balloon                     3.69%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

MORTGAGE RATES

-----------------------------------------------------------------------------------------------------------------
                   NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                     OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO

-----------------------------------------------------------------------------------------------------------------
5.000% or less           1  $    344,000        0.06%    5.000%    741    $   344,000     80.00%  100.00%  100.00%
5.001% to 5.500%        96    26,943,637        4.99     5.393     704        280,663     78.76    99.07    86.96
5.501% to 6.000%       526   143,326,844       26.54     5.867     686        272,484     79.02    93.96    91.14
6.001% to 6.500%       672   175,642,921       32.52     6.331     675        261,373     78.46    81.45    86.39
6.501% to 7.000%       533   124,560,907       23.06     6.794     674        233,698     78.37    63.30    76.18
7.001% to 7.500%       195    41,517,209        7.69     7.295     660        212,909     78.61    61.99    67.46
7.501% to 8.000%       112    22,232,392        4.12     7.786     647        198,503     78.44    49.43    54.00
8.001% to 8.500%        29     4,526,653        0.84     8.276     628        156,091     79.78    64.80    29.50
8.501% to 9.000%         6       673,633        0.12     8.928     610        112,272     79.24    69.73    15.25
9.001% to 9.500%         2       349,419        0.06     9.250     664        174,709     80.00     0.00     0.00
-----------------------------------------------------------------------------------------------------------------
TOTAL:               2,172  $540,117,616      100.00%    6.422%    677    $   248,673     78.63%   78.45%   81.92%
=================================================================================================================

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 9.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.422% per annum.


REMAINING MONTHS TO STATED MATURITY

-------------------------------------------------------------------------------------------------------------------------
                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------------

349 to 360                   2,172  $540,117,616      100.00%    6.422%      677  $   248,673     78.63%   78.45%   81.92%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,172  $540,117,616      100.00%    6.422%      677  $   248,673     78.63%   78.45%   81.92%
=========================================================================================================================

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 354 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

---------------------------------------------------------------------------------------------------------------------------
                             NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------------------

$50,001  to $100,000             126  $ 10,579,344        1.96%    6.603%    681    $    83,963     78.42%   88.31%   42.90%
$100,001 to $150,000             442    55,979,515       10.36     6.675     661        126,650     78.91    88.57    55.90
$150,001 to $200,000             428    74,439,015       13.78     6.510     663        173,923     79.01    88.08    71.16
$200,001 to $250,000             330    73,909,833       13.68     6.528     675        223,969     78.71    75.48    77.83
$250,001 to $300,000             208    57,300,346       10.61     6.412     672        275,482     78.73    77.94    83.07
$300,001 to $350,000             181    59,014,802       10.93     6.379     679        326,049     78.41    71.34    91.16
$350,001 to $400,000             141    52,795,685        9.77     6.362     676        374,437     78.66    70.89    91.02
$400,001 to $450,000             128    54,445,389       10.08     6.378     688        425,355     78.46    71.00    87.59
$450,001 to $500,000              80    37,970,721        7.03     6.227     693        474,634     78.68    72.52    96.34
$500,001 to $550,000              41    21,442,375        3.97     6.293     685        522,985     78.22    77.91   100.00
$550,001 to $600,000              35    20,180,094        3.74     6.207     693        576,574     78.79    73.94    97.03
$600,001 to $650,000              18    11,292,603        2.09     5.980     683        627,367     78.50    94.62    94.38
$650,001 to $700,000               5     3,413,500        0.63     6.204     663        682,700     77.98   100.00   100.00
$700,001 to $750,000               3     2,153,000        0.40     6.412     718        717,667     76.69   100.00   100.00
$750,001 to $800,000               2     1,560,000        0.29     5.994     738        780,000     80.00   100.00   100.00
$850,001 to $900,000               3     2,646,394        0.49     6.502     706        882,131     72.54   100.00   100.00
$950,001 to $1,000,000             1       995,000        0.18     5.500     757        995,000     71.84   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                         2,172  $540,117,616      100.00%    6.422%    677    $   248,673     78.63%   78.45%   81.92%
===========================================================================================================================

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $52,500 to approximately $995,000 and the average outstanding principal balance of the Mortgage Loans was approximately $248,673.


PRODUCT TYPES

------------------------------------------------------------------------------------------------------------------------------
                                NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                  OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                               MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES                    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------------------------

30 Year Fixed Loans                 115  $ 20,808,850        3.85%    6.878%    667    $   180,947     79.10%   94.02%   32.26%
30/40 Balloon Loans                   5     1,107,170        0.20     7.283     663        221,434     77.27    70.55     0.00
30/45 Balloon Loans                  10     1,649,787        0.31     7.419     676        164,979     79.21    91.22     0.00
2/28 LIBOR Loans                  1,597   423,886,644       78.48     6.389     677        265,427     78.70    76.50    88.46
3/27 LIBOR Loans                    253    51,069,243        9.46     6.305     677        201,855     78.36    84.59    80.91
3/27 LIBOR Loans (40 Year Am)        22     5,212,853        0.97     7.192     664        236,948     77.43    44.90     0.00
3/27 LIBOR Loans (45 Year Am)        53    11,123,902        2.06     6.981     661        209,885     76.29    91.20     0.00
4/26 LIBOR Loans                     25     5,402,890        1.00     6.306     689        216,116     78.67    79.74    77.02
5/25 LIBOR Loans                     88    19,010,103        3.52     6.312     686        216,024     79.08    89.42    80.57
5/25 LIBOR Loans (40 Year Am)         2       400,998        0.07     7.110     675        200,499     79.99    39.18     0.00
5/25 LIBOR Loans (45 Year Am)         1       158,958        0.03     6.990     651        158,958     75.00   100.00     0.00
7/23 LIBOR Loans                      1       286,218        0.05     6.750     761        286,218     74.99   100.00     0.00
------------------------------------------------------------------------------------------------------------------------------
Total:                            2,172  $540,117,616      100.00%    6.422%    677    $   248,673     78.63%   78.45%   81.92%
==============================================================================================================================


AMORTIZATION TYPE

                          NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                            OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE          LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------------------
Fully Amortizing              464  $ 77,686,467       14.38%    6.691%      667  $   167,428     79.03%   75.54%    0.00%
Balloon                        94    19,939,886        3.69     7.088       665      212,126     76.93    77.10     0.00
6 Month Interest-Only           1       438,000        0.08     7.250       687      438,000     75.00     0.00   100.00
24 Month Interest-Only          1       270,450        0.05     6.740       739      270,450     79.99   100.00   100.00
60 Month Interest-Only      1,580   435,242,638       80.58     6.337       679      275,470     78.63    78.87   100.00
120 Month Interest-Only        32     6,540,175        1.21     6.779       672      204,380     79.15    93.79   100.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,172  $540,117,616      100.00%    6.422%      677  $   248,673     78.63%   78.45%   81.92%
========================================================================================================================

ADJUSTMENT TYPE

                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT TYPE    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------------------------------------------------------------------------------------------------
ARM                 2,042  $516,551,809       95.64%    6.399%      677  $   252,964     78.61%   77.80%   84.36%
Fixed Rate            130    23,565,807        4.36     6.935       668      181,275     79.02    92.72    28.48
----------------------------------------------------------------------------------------------------------------
TOTAL:              2,172  $540,117,616      100.00%    6.422%      677  $   248,673     78.63%   78.45%   81.92%
================================================================================================================

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
GEOGRAPHIC      MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DISTRIBUTION      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------
Arizona               75  $ 13,965,348        2.59%    6.632%      663  $   186,205     78.94%   91.21%   71.72%
Arkansas               8       915,294        0.17     7.027       648      114,412     78.58    90.01    28.16
California           935   325,023,868       60.18     6.317       684      347,619     78.44    73.92    93.45
Colorado             261    44,672,215        8.27     6.386       654      171,158     79.33    94.07    76.80
Florida               99    19,887,226        3.68     6.724       665      200,881     79.71    62.29    55.38
Georgia               46     7,449,980        1.38     7.018       655      161,956     79.06    87.68    53.97
Idaho                 71     9,797,421        1.81     6.668       662      137,992     76.94    84.68    49.92
Illinois               3       659,555        0.12     7.040       638      219,852     78.17   100.00    40.33
Indiana                1        95,917        0.02     6.750       633       95,917     80.00   100.00     0.00
Iowa                   5       430,893        0.08     7.030       681       86,179     78.02    80.82     0.00
Kansas                29     4,444,160        0.82     6.487       684      153,247     78.55    87.93    37.64
Kentucky              12     1,618,054        0.30     6.753       650      134,838     77.85   100.00    48.19
Maryland               3       735,478        0.14     6.556       704      245,159     80.00   100.00    60.91
Michigan              59     8,242,363        1.53     6.922       663      139,701     78.75    78.86    57.83
Minnesota             34     6,020,760        1.11     6.371       661      177,081     79.37    85.38    90.70
Mississippi            2       347,844        0.06     6.715       677      173,922     80.00   100.00    71.30
Missouri              27     3,239,336        0.60     6.864       666      119,975     79.45    86.97    53.00
Nebraska               8     1,011,024        0.19     6.643       659      126,378     79.42   100.00    25.58
Nevada                57    12,812,586        2.37     6.744       670      224,782     78.97    78.87    75.16
North Carolina        11     1,999,380        0.37     7.050       633      181,762     79.70    91.32    34.50
Ohio                  47     6,900,233        1.28     6.662       671      146,813     79.66    89.79    57.54
Oklahoma               2       211,263        0.04     6.625       677      105,632     78.73   100.00     0.00
Oregon                93    17,760,877        3.29     6.515       686      190,977     78.73    77.75    63.46
Pennsylvania           1       111,883        0.02     5.750       764      111,883     80.00   100.00     0.00
South Carolina         2       347,785        0.06     8.532       665      173,893     80.00    28.73     0.00
Tennessee             34     4,815,761        0.89     7.164       634      141,640     79.32    97.34    28.88
Utah                  67    10,761,277        1.99     6.390       663      160,616     78.38    87.32    62.77
Washington           171    34,703,802        6.43     6.389       680      202,946     78.41    86.60    69.90
Wisconsin              7       923,716        0.17     7.194       646      131,959     81.38    83.12    61.38
Wyoming                2       212,318        0.04     6.870       628      106,159     80.00   100.00    46.91
---------------------------------------------------------------------------------------------------------------
TOTAL:             2,172  $540,117,616      100.00%    6.422%      677  $   248,673     78.63%   78.45%   81.92%
===============================================================================================================

No more than approximately 1.08% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                         OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------------
60.01% to 70.00%             8  $  2,579,389        0.48%    6.531%      649  $   322,424     66.46%   84.96%   90.27%
70.01% to 75.00%           534   139,057,837       25.75     6.484       673      260,408     74.94    77.76    80.49
75.01% to 80.00%         1,624   397,265,231       73.55     6.399       678      244,621     79.98    78.59    82.46
80.01% to 85.00%             3       678,068        0.13     6.303       643      226,023     81.23   100.00    79.02
85.01% to 90.00%             3       537,091        0.10     7.536       617      179,030     89.46   100.00    24.63
---------------------------------------------------------------------------------------------------------------------
TOTAL:                   2,172  $540,117,616      100.00%    6.422%      677  $   248,673     78.63%   78.45%   81.92%
=====================================================================================================================

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 62.07% to 90.00%.


LOAN PURPOSE

                         NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------------------------------------------------------------------------------------------------------
Purchase                   1,861  $470,698,817       87.15%    6.412%      679  $   252,928     78.70%   76.87%   83.02%
Refinance -- Cashout         282    64,288,882       11.90     6.489       660      227,975     78.14    88.86    74.26
Refinance -- Rate Term        29     5,129,917        0.95     6.567       659      176,894     78.07    93.57    77.71
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,172  $540,117,616      100.00%    6.422%      677  $   248,673     78.63%   78.45%   81.92%
=======================================================================================================================

PROPERTY TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------------
Single Family                1,536  $389,701,418       72.15%    6.410%      677  $   253,712     78.69%   77.99%   82.74%
Planned Unit Development       416    99,315,239       18.39     6.442       671      238,739     78.41    83.14    76.26
Condominium                    200    43,772,062        8.10     6.476       681      218,860     78.58    77.29    84.96
Two- to Four-Family             20     7,328,896        1.36     6.504       697      366,445     78.87    46.54    97.45
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,172  $540,117,616      100.00%    6.422%      677  $   248,673     78.63%   78.45%   81.92%
=========================================================================================================================

DOCUMENTATION

                                    NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                      OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                   MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                    1,423  $324,278,048       60.04%    6.318%      669  $   227,883     78.66%  100.00%   82.32%
Full Documentation -- Bank Statem       337    99,456,260       18.41     6.306       669      295,122     78.55   100.00    83.17
No Income Verification                  340    95,998,698       17.77     6.909       709      282,349     78.63     0.00    78.41
Limited Income Verification              72    20,384,609        3.77     6.357       683      283,120     78.55     0.00    86.09
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                2,172  $540,117,616      100.00%    6.422%      677  $   248,673     78.63%   78.45%   81.92%
==================================================================================================================================

OCCUPANCY

              NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
             MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------
Primary         2,169  $539,589,736       99.90%    6.421%      677  $   248,774     78.63%   78.46%   81.91%
Investment          1       266,000        0.05     7.625       661      266,000     80.00   100.00   100.00
Second Home         2       261,880        0.05     7.130       680      130,940     80.00    49.79   100.00
------------------------------------------------------------------------------------------------------------
TOTAL:          2,172  $540,117,616      100.00%    6.422%      677  $   248,673     78.63%   78.45%   81.92%
============================================================================================================

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOANS AGE SUMMARY

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOANS AGE  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------
1                        668  $154,465,250       28.60%    6.929%      675  $   231,235     77.70%   64.42%   64.98%
2                        692   168,900,167       31.27     6.486       674      244,075     78.30    76.02    83.46
3                        523   140,458,154       26.01     6.151       677      268,562     79.45    88.17    94.21
4                          8     2,975,719        0.55     5.935       701      371,965     79.15   100.00   100.00
5                        261    68,254,123       12.64     5.756       683      261,510     79.75    93.83    90.43
6                         20     5,064,204        0.94     5.615       694      253,210     80.00    98.01    81.62
-------------------------------------------------------------------------------------------------------------------
TOTAL:                 2,172  $540,117,616      100.00%    6.422%      677  $   248,673     78.63%   78.45%   81.92%
===================================================================================================================


As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                   NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ORIGINAL PREPAYMENT PENALTY TERM    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------------------------

None                                   109  $ 23,601,899        4.37%    6.942%      668  $   216,531     78.48%   80.11%   64.17%
6 Months                                28     4,316,325        0.80     6.486       684      154,154     78.51    87.57    38.76
12 Months                              167    50,649,678        9.38     6.498       677      303,291     78.51    80.87    85.11
24 Months                            1,236   321,808,240       59.58     6.371       677      260,363     78.77    77.39    88.31
36 Months                              632   139,741,472       25.87     6.423       676      221,110     78.37    79.46    70.39
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,172  $540,117,616      100.00%    6.422%      677  $   248,673     78.63%   78.45%   81.92%
=================================================================================================================================

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.


CREDIT SCORES

                         NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF CREDIT SCORES    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------------------------------------------------------------------------------------------------------

525 to 525                     3  $    873,018        0.16%    7.060%      525  $   291,006     76.83%   36.62%   38.49%
526 to 550                     2       768,950        0.14     6.386       547      384,475     80.00   100.00   100.00
551 to 575                     6     1,456,833        0.27     7.203       565      242,806     80.00    93.03    64.36
576 to 600                    94    19,964,683        3.70     7.242       591      212,390     78.75   100.00    60.97
601 to 625                   240    51,690,828        9.57     6.658       613      215,378     78.76    98.19    77.86
626 to 650                   406    92,078,763       17.05     6.418       640      226,795     78.52    94.20    80.27
651 to 675                   460   112,390,836       20.81     6.407       663      244,328     78.22    82.96    80.71
676 to 700                   397    99,274,311       18.38     6.362       687      250,061     78.70    71.26    83.41
701 to 725                   262    75,836,335       14.04     6.288       711      289,452     78.77    62.36    89.15
726 to 750                   151    42,450,220        7.86     6.302       737      281,127     78.91    61.69    89.67
751 to 775                   100    27,228,945        5.04     6.247       760      272,289     78.79    61.73    81.08
776 to 800                    46    14,805,235        2.74     6.310       785      321,853     79.38    56.84    79.01
801 to 813                     5     1,298,659        0.24     6.158       805      259,732     80.00    87.69    87.69
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,172  $540,117,616      100.00%    6.422%      677  $   248,673     78.63%   78.45%   81.92%
=======================================================================================================================

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 677.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                         NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF GROSS MARGINS    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------------------------------------------------------------------------------------------------------

3.501% to 4.000%               1  $    344,000        0.07%    5.000%      741  $   344,000     80.00%  100.00%  100.00%
4.001% to 4.500%              88    24,219,264        4.69     5.389       702      275,219     78.96    98.97    86.56
4.501% to 5.000%             498   132,459,373       25.64     5.863       686      265,983     79.03    94.25    89.99
5.001% to 5.500%             638   169,348,870       32.78     6.292       676      265,437     78.45    83.88    88.49
5.501% to 6.000%             475   114,341,970       22.14     6.730       672      240,720     78.36    66.19    79.98
6.001% to 6.500%             195    46,236,357        8.95     7.166       672      237,110     78.47    47.22    76.72
6.501% to 7.000%             112    23,163,648        4.48     7.671       651      206,818     78.48    43.16    67.75
7.001% to 7.500%              28     5,516,824        1.07     7.996       644      197,029     79.07    48.78    48.76
7.501% to 8.000%               6       673,633        0.13     8.928       610      112,272     79.24    69.73    15.25
8.001% to 8.500%               1       247,871        0.05     9.250       655      247,871     80.00     0.00     0.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,042  $516,551,809      100.00%    6.399%      677  $   252,964     78.61%   77.80%   84.36%
=======================================================================================================================

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 8.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.443% per annum.


MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF MAXIMUM MORTGAGE RATES    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------------------

11.000% or less                        1    $    344,000      0.07%    5.000%      741  $   344,000     80.00%  100.00%  100.00%
11.001% to 11.500%                     96    26,943,637        5.22     5.393       704      280,663     78.76    99.07    86.96
11.501% to 12.000%                    523   142,795,011       27.64     5.867       686      273,031     79.02    94.15    91.19
12.001% to 12.500%                    641   170,278,265       32.96     6.330       675      265,645     78.44    80.71    87.91
12.501% to 13.000%                    478   113,331,953       21.94     6.789       675      237,096     78.35    60.88    80.23
13.001% to 13.500%                    171    38,088,514        7.37     7.283       661      222,740     78.52    57.59    73.52
13.501% to 14.000%                    100    19,975,090        3.87     7.786       645      199,751     78.39    45.76    58.77
14.001% to 14.500%                     25     3,873,835        0.75     8.276       629      154,953     79.75    62.60    34.47
14.501% to 15.000%                      6       673,633        0.13     8.928       610      112,272     79.24    69.73    15.25
15.001% to 15.500%                      1       247,871        0.05     9.250       655      247,871     80.00     0.00     0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              2,042  $516,551,809      100.00%    6.399%      677  $   252,964     78.61%   77.80%   84.36%
================================================================================================================================

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 15.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.400% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                            NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                              OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
NEXT RATE ADJUSTMENT DATE    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------------

July 2007                        16  $  3,708,943        0.72%    5.649%      677  $   231,809     80.00%   97.28%   97.28%
August 2007                     198    54,695,379       10.59     5.763       681      276,239     79.85    92.55    92.03
September 2007                    8     2,975,719        0.58     5.935       701      371,965     79.15   100.00   100.00
October 2007                    417   116,726,138       22.60     6.153       675      279,919     79.55    88.91    95.61
November 2007                   504   131,476,849       25.45     6.459       675      260,867     78.23    73.37    88.29
December 2007                   454   114,303,616       22.13     6.885       679      251,770     77.77    58.48    79.07
July 2008                         1       242,382        0.05     5.875       643      242,382     80.00   100.00   100.00
August 2008                      50    10,864,362        2.10     5.713       690      217,287     79.20    98.74    85.28
October 2008                     72    15,973,506        3.09     6.134       686      221,854     78.53    83.29    90.22
November 2008                    75    14,197,538        2.75     6.485       663      189,301     78.01    84.48    78.43
December 2008                   130    26,128,211        5.06     7.026       664      200,986     77.01    74.32    23.98
July 2009                         1       635,152        0.12     5.375       789      635,152     80.00   100.00     0.00
August 2009                       3       437,820        0.08     5.830       729      145,940     80.00   100.00    33.35
October 2009                      8     1,734,888        0.34     6.225       668      216,861     80.00    55.46   100.00
November 2009                     8     1,661,952        0.32     6.537       656      207,744     78.24   100.00    89.14
December 2009                     5       933,077        0.18     6.901       701      186,615     75.42    65.52    85.60
July 2010                         2       477,726        0.09     5.546       721      238,863     80.00   100.00    59.27
August 2010                      10     2,256,563        0.44     5.786       694      225,656     79.98   100.00    87.69
October 2010                     23     5,635,287        1.09     6.116       691      245,012     79.93    96.06    76.62
November 2010                    41     8,562,348        1.66     6.464       686      208,838     78.48    81.12    80.52
December 2010                    15     2,638,135        0.51     6.988       658      175,876     78.20    84.17    69.84
December 2012                     1       286,218        0.06     6.750       761      286,218     74.99   100.00     0.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,042  $516,551,809      100.00%    6.399%      677  $   252,964     78.61%   77.80%   84.36%
==========================================================================================================================
